UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2011

NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA	95050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Form 8-K/A as an amendment to our current report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2011. The sole purpose of this amendment is to disclose our decision regarding how often we will hold an advisory stockholder vote on the compensation of our named executive officers. No other changes have been made to the original current report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported, on May 18, 2011, our stockholders indicated a preference for us to hold an advisory stockholder vote on the compensation of our named executive officers on an annual basis. After consideration of the vote, on August 23, 2011, our Board of Directors determined that we will hold an advisory vote on the compensation of our named executive officers annually until our Board of Directors determines otherwise or decides to hold another advisory vote on frequency, which will be no later than our 2017 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

Date: October 14, 2011	By: /s/ Michael J. Byron
Michael J. Byron
Vice President, Finance and Principal Accounting Officer